Advantus Series Fund, Inc.

Supplement dated August 28, 2009 to the Prospectus dated May 1, 2009

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

I.  Expense Information

For each of the Index 400 Mid-Cap, Mortgage Securities and Real Estate Securities Portfolios, the information on "Other Expenses" and "Total Annual Portfolio Operating Expenses" in the table of Annual Portfolio Operating Expenses, as well as the information in the "Example" following the table of the expenses of a $10,000 investment, has been restated to reflect an increase in Portfolio operating expenses as of July 31, 2009 because of a reduction in the size of the Portfolios due to net redemptions, and for the Real Estate Securities Portfolio, market conditions.

Index 400 Mid-Cap Portfolio (page 8)

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Class 1		Class 2
Management Fees	%	0.15	0.15
Rule 12b-1 Fees	%	—	0.25
Other Expenses	%	0.23	0.23
Acquired Fund Fees and Expenses(a)%		0.03	0.03
Total Annual Portfolio Operating Expenses	%	0.41	0.66

(a)  In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

Example. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$42	130	227	512
Class 2	$67	210	365	817

F71397 8-2009

Mortgage Securities Portfolio (page 24)

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Class 1		Class 2
Management Fees	%	0.40	0.40
Rule 12b-1 Fees	%	—	0.25
Other Expenses	%	0.26	0.26
Acquired Fund Fees and Expenses(a)%		0.01	0.01
Total Annual Portfolio Operating Expenses	%	0.67	0.92

(a)  In accordance with the Portfolio's investment objectives, policies and practices (see discussion below), the Portfolio is authorized to invest in shares of another investment company (an "Acquired Fund"), in which case the Portfolio indirectly absorbs a proportionate share of the Acquired Fund's operating expenses. These indirect expenses reduce the Portfolio's return on the Acquired Fund, but they are not a direct operating expense of the Portfolio. For that reason, the Portfolio's Total Annual Portfolio Operating Expenses as reported in this table may not equal the expense ratios included in the "Financial Highlights" below or in the Fund's most recent Annual Report.

Example. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$69	215	375	838
Class 2	$94	294	511	1,135

Real Estate Securities Portfolio (page 27)

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Class 1		Class 2
Management Fees	%	0.70	0.70
Rule 12b-1 Fees	%	—	0.25
Other Expenses	%	0.36	0.36
Total Annual Portfolio Operating Expenses	%	1.06	1.31

Example. This example is intended to help investors compare the costs of investing in the Portfolio with the cost of investing in other Portfolios.

The example assumes an investment of $10,000 in the Portfolio for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$108	338	586	1,296
Class 2	$134	416	719	1,581

II.  Money Market Portfolio

The following paragraph is added at the end of footnote (b) at page 19 of the prospectus:

As of July 31, 2009, Advantus Capital and Securian Financial have collectively waived $9,533 pursuant to the Net Investment Income Maintenance Agreement, and as of August 28, 2009, they continue to waive fees so the Portfolio's daily net investment income does not fall below zero. If Advantus Capital and/or Securian Financial exercise their rights to be paid such waived amounts, the Portfolio's future yield will be negatively affected for an indefinite period.

III. Real Estate Securities Portfolio

The following paragraph replaces the second full paragraph at page 46 of the prospectus:

The Portfolio may also invest in exchange-traded funds (ETFs) that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. The Portfolio may also invest in leveraged ETFs that attempt to provide enhanced returns, or inverse returns, on such indices or baskets. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Portfolio invests in a leveraged ETF that attempts to double the return of an index, the ETF's value would increase or decrease approximately twice the percentage of the underlying index. If the Portfolio invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF's value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Portfolio's exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.